EXHIBIT 99.3




                         CONSENT OF PROSPECTIVE DIRECTOR


     I hereby consent to be named in the Prospectus of Brunswick Technologies, Inc. ("BTI") as a prospective director of BTI and to all references to me included in BTI's Registration Statement on Form S-1 and all amendments thereto.


Dated: November 4, 1996
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                                                       /s/ William M. Dubay
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                                                           William M. Dubay